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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Payless ShoeSource Holdings, Inc., a Delaware corporation, do hereby constitute and appoint Steven J. Douglass, Ullrich E. Porzig, and William J. Rainey, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 under the Securities Act of 1933, as amended, and any amendments thereto of said Company, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all the intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue thereof.

Dated this 20th day of April, 1998.

                           /s/ STEVEN J. DOUGLASS
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                               Steven J. Douglass
                            /s/ HOWARD R. FRICKE
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                                Howard R. Fricke
                            /s/ MICHAEL E. MURPHY
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                               Michael E. Murphy
                            /s/ DANIEL BOGGAN JR
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                                Daniel Boggan Jr
                           /s/ RICHARD A. JOLOSKY
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                               Richard A. Jolosky
                             /s/ THOMAS A. HAYS
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                                 Thomas A. Hays
                             /s/ ROBERT L. STARK
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                                Robert L. Stark
                             /s/ MYLLE B. MANGUM
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                                Mylle B. Mangum